 BGFLI-P1 11/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED NOVEMBER 10, 2026
TO THE PROSPECTUS DATED MAY 1, 2026
OF BRANDYWINEGLOBAL – FLEXIBLE BOND FUND (THE “FUND”)

Effective January 1, 2027, the Fund will begin declaring and paying dividends on a monthly basis (as described below).

Accordingly, effective January 1, 2027, the following language replaces the first paragraph of the section titled “Dividends, other distributions and taxes — Dividends and other distributions” of the Fund’s Prospectus:

The fund generally pays dividends monthly from its net investment income, if any. The fund generally distributes capital gains, if any, once in December and at such other times as the fund may determine. The fund may pay additional distributions and dividends in order to avoid a U.S. federal tax. The amount of any dividends or distributions will vary, and there is no guarantee that any dividends or distributions will be paid.

Please retain this supplement for future reference.